UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
H&R BLOCK, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Your **Vote** Counts!

H&R BLOCK, INC.

2024 Annual Meeting
Vote by November 5, 2024 11:59 PM ET.

H&R BLOCK, INC.
ONE H&R BLOCK WAY
KANSAS CITY, MO 64105

V57504-P17640-Z88357

You invested in H&R BLOCK, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 6, 2024.**

Get informed before you vote

View the 2024 Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 6, 2024
8:00 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/HRB2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Sean H. Cohan	For
1b.	Robert A. Gerard	For
1c.	Anuradha (Anu) Gupta	For
1d.	Richard A. Johnson	For
1e.	Jeffrey J. Jones II	For
1f.	Mia F. Mends	For
1g.	Victoria J. Reich	For
1h.	Matthew E. Winter	For
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025.	For
3.	Advisory approval of the Company's named executive officer compensation.	For

NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V57505-P17640-Z88357